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                                                                   EXHIBIT 10.45

                               LIMITED FORBEARANCE

         THIS LIMITED FORBEARANCE (this "Forbearance") is made as of
February 29, 2000 by and among HARRAH'S NEW ORLEANS MANAGEMENT COMPANY, a Nevada corporation ("HNOMC"), HARRAH'S OPERATING COMPANY, INC., a Delaware corporation ("HOCI"), and JAZZ CASINO COMPANY, LLC, a Louisiana limited liability company ("JCC").

                                    RECITALS

         A. HOCI and JCC have entered into that certain Master Lease Agreement dated October 28, 1999 (as amended, modified or supplemented by the parties from time to time, the "Equipment Lease") with respect to certain equipment used at JCC's New Orleans casino (the "Casino"). Pursuant to the Equipment Lease, JCC is required to pay certain Basic Rent and Additional Charges (both as defined in the Equipment Lease and collectively herein, the "Rent").

         B. HNOMC and JCC have entered into that certain Second Amended and Restated Management Agreement dated October 29, 1998 (as amended, modified or supplemented by the parties from time to time, the "Casino Management Agreement") whereby HNOMC manages the Casino. Pursuant to the Casino Management Agreement, JCC is obligated to pay and reimburse HNOMC and its affiliates for certain costs, expenses, and services, including, without limitation, permit costs (Section 7.02(a)), employee matters (Section 7.01(d)), consultants (Section 7.01(e)), emergencies (Section 11.10), accounting (Section 9.02), Affiliate Services (Section 9.03), Proprietary Systems (Section 9.04), System Fees (Section 11.01(a)) and Marketing-Contributions (Section 11.01(b)) (collectively, the "Reimbursables").

         C. JCC and HOCI entered into that certain Administrative Services Agreement (the "Administrative Services Agreement") dated as of October 30, 1998 whereby JCC requested HOCI to provide certain services (as defined in the Administrative Services Agreement. Pursuant to the Administrative Services Agreement, JCC is required to pay Service Fees (as defined in the Administrative Services Agreement) to JCC for performing the services specified in the Administrative Services Agreement.

         D. JCC has requested that HNOMC temporarily forbear receipt of payment of the Reimbursables and that HOCI temporarily forbear receipt of payment of the Rent and the Service Fees so that JCC may have the opportunity to maintain liquidity and restore working capital availability.

         E. HNOMC is willing temporarily to forbear receipt of payment of the Reimbursables, and HOCI is willing to temporarily forbear receipt of the Rent and Service Fees, all on the terms and conditions set forth herein.



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                                     WAIVER

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the legal sufficiency of which the parties hereto hereby acknowledge, HNOMC, HOCI and JCC hereby agree as follows:

         1. Limited Forbearance. HOCI hereby temporarily forbears until August 1, 2000 with respect of payment of the Rent and Service Fees, and HNOMC temporarily forbears until August 1, 2000 with respect to payment of the Reimbursables presently due and payable and any other Rent, Reimbursables, or Service Fees which become due and payable on or before August 1, 2000; provided that HOCI and HNOMC in their sole discretion reserve the right by written notice to JCC to extend the August 1, 2000 date to any such later date as HET and HOCI shall determine. Nothing herein shall restrict JCC's right to pay at any time or from time to time all or any portion of the Rent, Reimbursables or Services Fees as to which this Forbearance applies.

         2. Notices. All notices required or desired to be given hereunder with respect to any or all of the Lease, Casino Management Agreement or Administrative Services Agreement, respectively, shall be in writing and shall be delivered in accordance with, and to the respective addresses set forth for the parties in, the Lease, the Casino Management Agreement, and the Administrative Services Agreement, respectively.

         3. Limited Nature of Waiver

            (a) Except for the agreement of HOCI to forbear in accordance with
Section 1 hereof, with respect to the payment of the Rent and Service Fees, and the agreement of HNOMC to forbear in accordance with Section 1 hereof, with respect to the payment of Reimbursables, this Forbearance shall not (i) constitute a consent to any departure from, or the waiver of any breach of, any rights under the Lease, the Casino Management Agreement or the Administrative Services Agreement or applicable law with respect thereto or (ii) waive any breach or violation of any provision of any of the Lease, the Casino Management Agreement or the Administrative Services Agreement or any remedies available to HNOMC or HET with respect thereto. JCC, HNOMC and HOCI acknowledge and agree that the execution and performance of this Forbearance shall not constitute an event of default, or breach, or violation, of any of the Lease, the Casino Management Agreement or the Administrative Services Agreement.

            (b) JCC, HNOMC, and HOCI acknowledge certain deferrals of fees and other amounts are permitted by the express terms of the Casino Management Agreement and other documents between JCC and its affiliates and HOCI and HNOMC and their affiliates, and, without limitation of Section 3(a) hereof, each of JCC, HNOMC, and HOCI hereby expressly reserves its rights under the Casino Management Agreement and such other documents concerning such deferrals. This Forbearance shall not modify or affect any such reserved rights under the Casino Management Agreement or any such other documents.

         4. Agreements Remain in Effect. JCC, HOCI and HNOMC each hereby expressly acknowledges and agrees that the obligations set forth in the Lease, the Casino Management Agreement and the Administrative Services Agreement remain in full force and effect.



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         5. JCC Acknowledgement. JCC acknowledges and agrees that its obligations under the Lease, Casino Management Agreement and Administrative Services Agreement constitute the legal, valid and binding obligations of JCC and are enforceable in accordance with their terms, and that, except as reserved in Section 3(b) hereof, JCC does not have any defenses against the payment of any amounts presently due under the Lease, the Casino Management Agreement or the Administrative Services Agreement.

         6. Entire Agreement. This Forbearance, together with the Lease, the Casino Management Agreement and the Administrative Services Agreement, contains all of the covenants, representations, warranties and agreements between the parties with respect to the subject matter contained herein. Each party to this Forbearance acknowledges that no representations, inducements, promises, or statements, oral or otherwise, have been made by any party or anyone acting on behalf of any party as to the subject matter hereof which are not embodied herein, and agrees that no other agreement, covenant, representation, inducement, promise or statement not set forth in writing in this Forbearance shall be binding on the parties hereto as to the subject matter hereof.

         7. Further Assurances. The parties hereto agree to execute all such further instruments and take all such further action that may be reasonably required by any party to fully effectuate the terms and provisions of this Forbearance and the transactions contemplated herein.

         8. Captions. The captions and headings of Sections of this Forbearance are for convenience of reference only and are not to be construed in any way as defining or limiting the scope or intent of the provisions of this Forbearance.

         9. Number and Gender. Whenever used, the singular number includes the plural, and the plural the singular, and the use of any gender includes the other.

         10. Counterparts. This Forbearance may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument.

         11. Severability. Any provision of this Forbearance which is prohibited or unenforceable will be deemed of no force or effect without invalidating the remaining provisions hereof.

         12. No Oral Change. No amendment, modification, termination, discharge or waiver of any provision of this Forbearance shall be effective unless it is in writing and signed by the party intended to be bound thereby and then such amendment, modification, termination or waiver will be effective only in the specific instance and for the specific purpose for which given.

         13. Successors and Assigns. This Forbearance shall be binding on all of the parties hereto and their respective legal representatives, successors and assigns (as permitted under the Lease, the Casino Management Agreement or the Administrative Services Agreement) and shall inure to the benefit of all of the parties and their respective legal representatives, successors and permitted assigns.



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                            [Signature Page Follows]




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                                     JAZZ CASINO COMPANY, LLC, a Louisiana
                                     limited liability company


                                     By: /s/ Frederick W. Burford
                                        ----------------------------------------
                                         Name:  Frederick W. Burford
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                     HARRAH'S NEW ORLEANS MANAGEMENT COMPANY, a
                                     Nevada corporation


                                     By: /s/ John A. Schick
                                        ----------------------------------------
                                         Name:  John A. Schick
                                              ----------------------------------
                                         Title: VP Finance HNOMC
                                               ---------------------------------

                                     HARRAH'S OPERATING COMPANY, INC., a
                                     Delaware corporation


                                     By: /s/ Charles G. Atwood
                                        ----------------------------------------
                                         Name:  Charles G. Atwood
                                              ----------------------------------
                                         Title: Vice President and Treasurer
                                               ---------------------------------




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